Exhibit 99.1

SAFE HARBOR STATEMENT AND USE OF NON-GAAP FINANCIAL MEASURES This presentation contains certain statements that may include 'forward looking statements‘ within the meaning of federal securities laws. All statements, other than statements of historical facts,  included herein are 'forward-looking statements'. Although the Company believes that the expectations reflected in these forward-looking statements are reasonable, they do involve assumptions, risks and uncertainties, and these expectations may prove to be incorrect. You should not place undue reliance on these forward-looking statements, which speak only as of the date of this presentation.   The Company's actual results could differ materially from those anticipated in these forward-looking statements as a result of a variety of factors, including those discussed in the Company's periodic reports that are filed with and available from the Securities and Exchange Commission. All forward-looking statements attributable to the Company or persons acting on its behalf are expressly qualified in their entirety by these factors. Other than as required under the securities laws, the Company does not assume a duty to update these forward-looking statements.   The financial information and data contained in this presentation is unaudited and does not conform to the Securities and Exchange Commission’s Regulation S-X.  This presentation includes certain estimated financial information and forecasts that are not derived in accordance with generally accepted accounting principles (“GAAP”), and which may be deemed to be non-GAAP financial measures within the meaning of Registration G promulgated by the Securities and Exchange Commission.    The Company has filed a registration statement (including a prospectus) with the Securities and Exchange Commission for the offering to which this communication relates.  Before you invest, you should read the prospectus in that registration statement and other documents the Company has filed with the Securities and Exchange Commission for more complete information about the Company and the offering.  You may get these documents for free by visiting EDGAR on the Commission’s website at www.sec.gov.

YOU On Demand FIRST NATIONAL PAY-PER-VIEW AND VIDEO ON DEMAND PLATFORM IN CHINA

YOU On Demand | CONFIDENTIAL * The Offering Offering Details Exchange Nasdaq Capital Market Ticker YOD Type of Offering Follow-on Expected Pricing Date October 31st, 2012 Price Range TBD Offering Size TBD Securities offered Registered Common Stock Greenshoe 15% Selling Concession 4.8% Underwriters Chardan Capital Markets, National Securities, Maxim Group

First national Pay-Per-View (PPV) and Video On Demand (VOD) platform across the People’s Republic of China Offering high quality Hollywood titles, domestic new releases and library content for the same price as a pirated DVD Movies ordered and delivered in the convenience of the home through digital cable TV set-top box The best content mix in the world Cable operator distribution agreements covering 7.2M homes passed Transactional (TVOD) and Subscription VOD (SVOD) packages offered Governmental partnerships and approvals YOU On Demand | CONFIDENTIAL * What is YOU On Demand? NASDAQ (“YOD”) NASDAQ (“YOD”) Current Price (10/19/12) $3.64 Shares Outstanding (fully diluted) 17.0M Public Float 8.8M Market Cap $61M

NASDAQ Listed (Ticker Symbol: “YOD”) YOU On Demand | CONFIDENTIAL *

License (from China Home Cinema - CHC) Content (from Studios) Distribution (through Cable Providers) YOU On Demand | CONFIDENTIAL * 3 Key Components to Operating Our Business in China Studios Government/ CHC Cable Providers

CCTV-6 – National China Movie Channel (Equivalent to a US national broadcaster only airing movies) CHC – National pay movie arm of CCTV-6 (Equivalent to HBO, Starz, Showtime, etc.) YOU On Demand operates under a 20-year national government license obtained by CCTV-6’s CHC to deliver: Video On Demand (VOD) Subscription Video On Demand (SVOD) Pay-Per-View (PPV) Near Video On Demand (NVOD) Other related Value Added Services (VAS) YOU On Demand | CONFIDENTIAL * VOD / PPV License Partners

Current Studio Partners YOU On Demand | CONFIDENTIAL *

Size of TWC Size of Comcast and TWC Size of Comcast, DirecTV and Dish Current Distribution Partners (Cable Providers) and Projections YOU On Demand | CONFIDENTIAL * Cable TV Homes Passed Projections Millions YOU On Demand currently has cable agreements covering 7.2 million homes passed: Jilin Cable Cixi Cable Jinan Cable Dalian Tiantu Cable Hubei Cable

YOU On Demand | CONFIDENTIAL * Interactive Program Guide (IPG)

Current Retail Products and Packages YOU On Demand | CONFIDENTIAL * Packages Coming Soon… Transactional VOD (TVOD) Subscription VOD (SVOD) New Release Hollywood Titles Domestic Titles Hollywood Library Titles Subscription VOD (SVOD)

The Opportunity: China Will Be 2X the Size of the United States in Digital HH by 2015 YOU On Demand | CONFIDENTIAL * Source: Media Partners Asia. Cable data: SNL Kagan “Cable TV Projections 2009 –2020” report 7/28/10. DBS data: SNL Kagan “U.S. DBS Industry Subscriber Projections” report 8/26/10. Telco data: SNL Kagan “Telco Video Projections 2009 –2020” report 6/21/10. Digital TV in China and US Millions of digital households Total 2011 U.S. Digital TV VOD and PPV Revenue: $3 billion Source: SNL Kagan

Increasing middle class resulting in greater disposable income and demand for entertainment (e.g. movies, concerts, sporting events) $6 billion spent on pirated DVDs in 2010 (3x the Chinese box office) Box office receipts were $2.1 billion in 2011 (up 30% from 2010) Only 20 standard-format foreign films allowed into China each year for theatrical release Consumer paying up to $16 for a single movie ticket Consumers paying $4 for Starbucks coffee Flat screen TV sales exploding — 49 million LCD TVs sold in 2011 alone YOU On Demand | CONFIDENTIAL * The Opportunity: The Largest Market in the World Has Untapped Potential for Premium Content

Management Platform



Content Providers
Censorship Approval
Content Partner 1
Content Partner 2
Content Partner 3
YOU ON DEMAND
FTP
Tape
USB
DVD
Satellite
Ingestion
Encoding / Encryption
Metadata Authoring, Editing, and Validation
Quality Control
Media Storage
Business Rules
Content Preparation
Encoding / Transcoding / Encryption
Site-specific Metadata Creation
Distribution List / Rules Creation
MPEG2
MPEG4
Cable Labs
VOD
Ericsson
Linear & VOD Content
Secure Internet
Service Providers
Video Head End
Catcher
VOD Server
Back Office
Billing
Authentication
Consumers
Set Top Box
LIONSGATE
MIRAMAX
Reporting
Platform Mgmt
Transaction Data / Royalty Processing
View Data / Performance Analysis
歌华有线
topway 天威视讯
OCN
东方有线

YOU On Demand | CONFIDENTIAL 15

Distribution (Cable) Providers Infrastructure and New capabilities Near Video on Demand (NVOD) Video on Demand (VOD) Pay-Per-View (PPV) Content licensing and distribution Studio Films Current Movie Library: 4,000 titles Marketing services Research and Data Reporting, collection and remittance Industry consulting Packaged networks Call Center Support YOU On Demand | CONFIDENTIAL * Services to Our Partners Content Providers (Studios) Alliances with leading media operators Governmental partnerships and approvals Encoding and Transcoding Digital content storage Metadata management Distribution Metadata authoring Dynamic M/D modification Encryption Marketing services Research and Data Reporting, collection and remittance Anti-Piracy Monitoring Distribution Processing Ingestion Preparation Approval

Promotions Integrated On Demand Campaigns Title Promotion Studio Campaigns Monthly Promotion Planner Print Direct Mail Key Art & Ad Slicks Bill inserts Digital Web Assets eMail Blasts YOD Affiliate Site SMS Campaigns and Promotions Lead Capture and Customer Data Social Media Networks Marketing Tactics On-Air Compilation Support Theatrical Tune-in Spots Barker Window Coming Soon Now Playing Last Chance Point-of-Sale CSR Tip Sheets Training Incentives Premiums * YOU On Demand | CONFIDENTIAL

Shane McMahon, Chairman & CEO Former EVP of Global Media at World Wrestling Entertainment (NYSE: WWE) Weicheng Liu, CEO, China Seasoned entrepreneur and executive in the telecom / cable industries Senior positions with Nortel, TSCI, DSI and TollBridge Marc Urbach, President & CFO Veteran in the finance industry holding various accounting, finance and operational roles overseeing US and China businesses Served as finance manager at the Walt Disney Company (NYSE: DIS) Lisa Richards, SVP, Distribution & Marketing Cable industry executive with over 15 years of experience managing distribution and marketing for both the U.S. and international markets Senior leadership roles at both Starz Encore Group, LLC and iN DEMAND, LLC Jason Patton, SVP, Technology & Business Development Former Senior Vice President, Business Development at iN DEMAND, LLC Handled new business at AT&T (NYSE: T) and lived in Hong Kong while working for AT&T’s Asia/Pacific group YOU On Demand | CONFIDENTIAL * Executive Experience

YOU On Demand | CONFIDENTIAL * Use of Proceeds Use of Proceeds: Product Launch Marketing Working Capital Transaction Costs

Capitalization Table YOU On Demand | CONFIDENTIAL *

YOU On Demand | CONFIDENTIAL * Comparable Company Analysis TTM average P/E multiple of 27x TTM average EV/EBITDA multiple of 9x Name Ticker Stock Price Market Cap Enterprise Value EV/EBITDA EV/EBITDA P/E P/E EV/Sales EV/Sales EPS EPS Profit Margin EBITDA Margin Name Ticker Stock Price Market Cap ($mm) TTM 2012E TTM 2012E TTM 2012E TTM 2012E Netflix NFLX 65.0 3,741 3,327 14.6x 20.1x 38.4x - 1.0x 0.9x 1.76 -0.02 2.9% 6.6 % YouKu Tudou Inc. YOKU 19.6 2,378 1,834 - - - - 9.5x 6.7x -0.45 -0.35 -25.7% -0.9 % SoHu.com Inc. SOHU 38.4 1,494 928 2.6x 3.4x 14.9x 19.2x 1.0x 0.9x 2.63 2.05 11.4% 37.4 % Mean 8.6x 11.7x 26.6x 19.2x 3.8x 2.8x 1.31 0.56 -3.8% 14.4% Median 8.6x 11.7x 26.6x 19.2x 1.0x 0.9x 1.76 -0.02 2.9% 6.6%